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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-102320, 333-86170 and 333-60023) of Bright
Horizons Family Solutions, Inc. of our report dated February 21, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers

Boston, Massachusetts
March 31, 2003